Exhibit 99.2
© 2026 Passage Bio. All rights reserved. Corporate Presentation Redefining the Course of Neurodegenerative Conditions April 2026

Forward-Looking Statement This presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectations about timing and execution of anticipated milestones, including the progress of clinical studies and the availability of clinical data from such trials; enrollment timing; timing of engagement with regulatory authorities; the potential of our product candidates versus other treatment options and clinical candidates; our expectations about cash runway; the ability of PBFT02 to treat FTD-GRN or FTD-C9orf72, and the potential development of other product candidates. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop and obtain regulatory approval for our product candidates; the timing and results of preclinical studies and clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, the timing of and our ability to obtain and maintain regulatory approvals; our expectations about the willingness of healthcare professionals to use our product candidates, the timing, or amount, the occurrence of adverse safety events; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; failure to protect and enforce our intellectual property, and other proprietary rights; our dependence on collaborators and other third parties for the development and manufacture of product candidates and other aspects of our business, which are outside of our full control; the timing, or amount, of receipt of any potential future milestone and royalty payments; risks associated with current and potential delays, work stoppages, or supply chain disruptions; and the other risks and uncertainties that are described in the Risk Factors section in documents the company files from time to time with the Securities and Exchange Commission (SEC), and other reports as filed with the SEC. Passage Bio undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2 April 2026

3 April 2026 Redefining the Course of Neurodegenerative Conditions * Based on cash, cash equivalents, and marketable securities as of December 31, 2025. Advancing clinical stage, potential best-in-class, one-time progranulin raising gene therapy for FTD Pursuing preclinical development of differentiated gene therapy approach in Huntington’s disease Cash runway expected through 1Q 2027*

Validating the Therapeutic Potential of PBFT02 4 April 2026 * Based on interim data. Urgent Patient Need in FTD-GRN Differentiated, Potential Best-in-Class Profile Fast Track and Orphan Drug Designation Promising data from initial clinical study of PBFT02 in FTD-GRN Genetic form of FTD caused by GRN mutations, which lead to progranulin (PGRN) deficiency No approved disease-modifying therapies One-time, gene replacement therapy Proprietary AAV1 construct Nonsurgical injection directly to cerebrospinal fluid (CSF) Durable, elevated CSF PGRN levels*

Significant Market Opportunity Addressing Neurodegenerative Diseases Estimated Prevalence (US and EU) 5 April 2026 Huntington’s disease5 FTD-C9orf722–4 FTD-GRN1–3 ~18K ~21K ~70K 1. Greaves CV, et al. J Neurol 2019; 266:2075-2086. 2. Galvin JE, et al. Neurology 2017; 89:2049-2056. 3. Onyike CU, et al. Int Rev Psychiatry 2013; 25:130-137. 4. Moore KM, et al. Lancet Neurol 2020; 19: 145–156. 5. Crowell et al. Neuroepi. 2021; 55:361-368. CURRENT PRECLINICAL PROGRAM CURRENT CLINICAL PROGRAM CURRENT CLINICAL PROGRAM

PBFT02 Frontotemporal Dementia

OVERVIEW • Fatal adult-onset neurodegenerative disease affecting the frontal and temporal lobes of the brain, characterized by a decline in behavior, language, and executive function • One of the most common causes of early-onset dementia worldwide, disproportionately affecting individuals aged 40–65 years CLINICAL SYMPTOMS Disease progression is rapid and degenerative, including loss of speech, loss of expression, behavioral changes, and immobility Frontotemporal Dementia (FTD): A Devastating Adult Disease On average, people with FTD live 8 years after the onset of symptoms 7 April 2026 Loss of inhibition Apathy Social withdrawal Hyperorality (mouthing of objects) Ritualistic compulsive behaviors

Progranulin Deficiency is the Defining Characteristic of FTD-GRN and Leads to Neurodegeneration 8 April 2026 Progranulin is critical to maintaining CNS cell homeostasis Rhinn H et al. Trends Pharmacol Sci. 2022, 43:641-652. Decrease in PGRN levels Neuronal dysfunction, pathological changes, and inflammation Vulnerability of neurons in affected regions Neurodegeneration

Elevated PGRN Increases Potential for Improved Cellular Function 9 April 2026 Paushter et al. Acta Neuropathol. 2018;136:1-17. Rhinn et al. Trends Pharmacol Sci. 2022; 43:641-652. Driving elevated PGRN levels in the extracellular space increases the amount of PGRN available to enter target CNS cells Able to leverage cross-correction mechanism: secreted PGRN can be taken up by non-transduced cells Progranulin is a secreted protein that binds to cell membrane receptors to affect multiple intracellular pathways • Major role is regulating intracellular lysosomal activity • Extracellular PGRN is endocytosed via multiple receptors

TRIAL DESIGN upliFT-D: Global Phase 1/2 Trial with PBFT02 Currently enrolling patients in Cohort 3 and Cohort 4 10 April 2026 DURATION 2 years; with additional 3 years of follow-up for safety and durability of effect PRIMARY ENDPOINTS Safety and tolerability SECONDARY ENDPOINTS Biomarkers • Progranulin (CSF, plasma) • vMRI • NfL (CSF, plasma) Clinical • CDR + NACC FTLD sum of boxes EXPLORATORY BIOMARKERS • Cathepsin D (CSF) • GFAP (CSF, plasma) • LAMP 1 (CSF) • Lys-GL1 (CSF) Multicenter Open-label Dose exploration study Phase 1/2 Complete IDMC review Dose 1: 4.5e13 GC Dose 2: 2.2e13 GC COHORT 1 (n=5) Dose 1 COHORT 2 (n=4) Dose 1 / Dose 2 COHORT 3 (n=5-10) FTD Dose 2 -GRN COHORT 4 (n=3-5) Dose 2 COHORT 5 (n=3-5) FTD-C9orf72

Cisterna magna Intra-Cisterna Magna (ICM) Administration 11 April 2026 Directly deliver vector into the CSF via a single injection • Allows for broad CNS biodistribution1 • Lower doses compared to IV systemic delivery • Reduced impact of neutralizing antibodies Brief (<60 min), non-surgical, CT-guided procedure for precise delivery to the cisterna magna Procedure avoids penetration of brain tissue 1. Hinderer et. al, Hum Gene Ther. 2018; 29:15-24.

Key Baseline Demographics for FTD-GRN Participants* Dose 1 (n=7); Dose 2 (n=2) 12 April 2026 (n=9) PBFT02 Dose 1 Dose 2 Age, years, mean (range) 63.3 (51–71) 69.0 (66-72) Sex, n (%) Male 4 (57%) 0 Female 3 (43%) 2 (100%) FTD-GRN phenotype, n bvFTD 5 1 PPA 2 1 Disease duration at baseline, years, mean (range) 2.9 (1–5) 2.0 (1-3) PGRN, CSF, ng/mL, mean (range) 2.2 (1.5–2.9) 1.8 (1.5 – 2.0) PGRN, plasma, ng/mL, mean (range) 38.5 (22.4–89.0) 36.2 (23.6 – 48.7) NfL, plasma, pg/mL, mean (range) 43.4 (12.4–105.0) 90.4 (69.8-111) Clinical Dementia Rating Scale1 , Global (%) 1 57% 50% 2 43% 50% Clinical Dementia Rating Scale, Sum of Boxes, mean (range) 9.6 (5–17) 10.5 (6 – 15) *Data as of January 26, 2026. 1. CDR® +NACC FTLD. Dose 1: 4.5e13 GC. Dose 2: 2.2e13 GC bvFTD, behavioral variant; PPA, primary progressive aphasia.

Healthy adult range 0 10 20 30 40 0 3 6 9 12 15 18 CSF PGRN, ng/mL Time, Month Dose 1 Dose 2 PBFT02, at Both Dose Levels, Generated Robust Increases in CSF PGRN in FTD-GRN Patients 13 April 2026 Dose 1 • Continued durability to 18 months Dose 2 • First 2 patients with consistent Day 30 levels at high end of normal range • First M6 data: Dose 2 generating a robust PGRN response • Potential for similar target engagement as Dose 1 with half the dose/capsid load Data as of February 9, 2026. Mean +/- SEM Shading: Healthy adult sample range for CSF PGRN (range: 3.28 – 8.15 ng/mL, mean: 4.76 ng/mL, n = 61) (Passage Bio data) Dose 1: 4.5e13 GC; Dose 2: 2.2e13 GC CSF, cerebrospinal fluid; M, month. Progranulin, CSF Dose 1 N: 7 6 6 6 3 Dose 2 N: 2 2 1

Brain Atrophy (as measured with vMRI) is Associated with Clinical Deterioration in FTD-GRN Natural History vMRI assesses volume of brain tissue across various regions of interest (e.g. frontal and temporal lobes) • Volume loss (atrophy) is considered to represent synaptic and cell loss in the region of interest and is a common outcome measure employed in neurodegenerative diseases • In FTD-GRN, brain atrophy begins prior to symptom onset and is most rapid after early symptom onset before slowing with disease progression1 • In a sample of 218 GRN+ individuals (asymptomatic and FTD-GRN), atrophy was strongly associated with clinical progression1 • Although longitudinal data are limited, FTD-GRN carries the most aggressive atrophy rate across genetic FTD subtypes2,3 14 1. Staffaroni 2022. 2. Gordon et al. J. Neuroimage Clin. 2021. 3. Whitwell 2015. vMRI, volumetric MRI April 2026 Our Approach: x • Analyze PBFT02-treated patients vs. ALLFTD natural history data to determine rates of whole brain and frontotemporal cortex atrophy at 12-months • Segment analysis by CDR global score at baseline (i.e., CDR global 1 only) • Passage is only known analysis to report NH brain atrophy rate by CDR score • No statistical modelling applied to data given small sample size

Early Biomarker Signal that PBFT02 Slowed Disease Progression in Target Population Longitudinal changes in whole brain volume1 and frontotemporal cortex volume2 have been shown to correlate with clinical changes in FTD 15 -9.9% -4.6% -14% -12% -10% -8% -6% -4% -2% 0% -8.7% -3.1% -12% -10% -8% -6% -4% -2% 0% Data as of January 26, 2026. Note: Volume is the difference between BL and 12month data, as a percentage of the baseline volume. 1. Knopman et al., 2009; Gordon et al., 2010 2. Staffaroni 2019; 3. ALLFTD: CDR 1 patients at baseline Whole Brain Atrophy Volumetric MRI 12 month change from baseline CDR 1 Natural Hx3 (n=7) CDR 1 PBFT02 (n=2) Frontotemporal Cortex Atrophy Volumetric MRI 12 month change from baseline 64% reduction of atrophy 54% reduction of atrophy April 2026 • PBFT02 global CDR 2 patients at baseline lost 9% of volume at Month 12, with no improvement vs. CDR 2 natural history • PBFT02 global CDR 2 patients at baseline lost 10% of volume at Month 12, with no improvement vs. CDR 2 natural history CDR 1 Natural Hx3 (n=7) CDR 1 PBFT02 (n=2)

Plasma NfL Showed Early Evidence of Improvement in a Disease Progression Biomarker vs. Natural History • Plasma NfL remains stable in treated patients at Month 12 • Absolute pNfL change from baseline is the metric to be analyzed in registrational study 16 Natural History Natural history data supported by the ALLFTD Consortium (funded by NIA and NINDS) Plasma NfL Change from Baseline at 12M (Dose 1) Data as of January 26, 2026. Mean +/- SEM PBFT02 patients (n=6, Dose 1): Mean, SD for Baseline plasma NfL (neurofilament light chain) 48.6 ± 27.0 pg/mL. Mean time since diagnosis 2.7 years.  1. Passage Bio analysis of ALLFTD natural history sample comprised of individuals with a pathogenic GRN mutation and a CDR+NACC FTLD global score between 0.5 and 2, inclusive. Mean, SD for Baseline plasma NfL 57.8 + 20.2 pg/mL. -10 -5 0 5 10 15 20 25 Plasma NfL CFB, pg/mL ALLFTD (n=7) PBFT02 (n=6) +13.5 pg/mL -1.0 pg/mL 1 April 2026

upliFT-D

PBFT02 Interim Safety Profile

Data as of March 23, 2026 (n=10 FTD-*GRN* and n=1 FTD-*C9orf72* patients)

PBFT02 was generally well tolerated

- SAEs related to PBFT02 all asymptomatic; all occurred at Dose 1
  - Venous sinus thrombosis (2)
  - LFT increase (1)
- No evidence of thrombotic microangiopathy
- No evidence of dorsal root ganglion (DRG) toxicity
- No complications from ICM procedure

	N	Events
TEAE considered related to PBFT02	8	32
Serious TEAE unrelated to PBFT02	1	3
Serious TEAE related to PBFT02	2	3

PBFT02 immune response profile

- As expected, T-cell responses against AAV1 were observed in majority of participants by Day 30
  - No association with any clinical findings
  - No responses against hPGRN
- Anti-AAV1 antibodies observed in both serum and CSF by Day 30; stable out to 18 months
- 1 participant experienced transient low-titer anti-hPGRN antibodies in serum only that had resolved at last testing

SAE, serious adverse event; **LFT**, liver function test; **ICM**, intracisterna magna; **TEAE**, treatment emergent adverse event.

17 | April 2026 PassageBio

PBFT02 Offers Best-in-Class Therapeutic Potential

	PBFT02		
Product Candidate	**AAV1 gene therapy delivering *GRN***	**AAV9 gene therapy delivering *GRN***	**PGRN replacement therapy via protein transport vehicle**
Stage of Development	Phase 1/2	Phase 1/2	Phase 1/2
Route of Administration	ICM (non-surgical, 1 hour procedure)	Intrathalamic (neurosurgery, lengthy procedure)	IV
Frequency of Administration	**One-time**	One-time	Chronic dosing (~every 4 weeks)[1]
CSF PGRN Level at 12m	**22.8 ng/mL (mean; n=6)**	–	–
Durability of CSF PGRN Elevation[1]	**Durable at 18 m (n=3)**	–	–

PBFT02 uniquely positioned to offer a one-time therapy capable of achieving highest progranulin levels

Data for PBFT02 as of January 26, 2026. Information for competitor programs based on publicly available information.

[1] https://memory.ucsf.edu/research-trials/dnl593#:~:text=What%20to%20Expect,garages%20for%20all%20study%20visits (accessed on Feb 12, 2026).

18 April 2026 PassageBio

PBFT02 has Potential to Correct Underlying Pathology in FTD-GRN, FTD-C9orf72 and ALS 19 April 2026 TDP-43 pathology is a hallmark of multiple neurodegenerative diseases1 • TDP-43 mislocalizes from nucleus to cytoplasm • Forms inclusion bodies associated with neurodegeneration 1. Rhinn H et al. Trends Pharmacol Sci. 2022; 43:641-652

Elevated PGRN Ameliorates TDP-43 Pathology in Preclinical Models

TDP-43 pathology due to lysosomal dysfunction (*GRN/ TMEM106* double knockout, DKO) reduced by AAV.hPGRN[1]

AAV delivered hPGRN to mouse brain



hPGRN [ng/mg]
80
60
40
20
0
WT
WT AAV
DKO
DKO AAV

TDP-43 pathology in DKO mice reduced by AAV.hPGRN



*
**** ***
pTDP-43 [% of WT]
2500
2000
1500
1000
500
0

Elevated PGRN ameliorated TDP-43 pathology and disease course in a preclinical model[2]

Elevated PGRN reduced insoluble TDP-43 in mouse spinal cord



ns
*** ***
Relative insoluble TDP-43 levels
3.0
2.0
1.0
0.0
NTG
TDP-43 transgenic mice
TDP-43 transgenic mice crossed with PGRN overexpressing mice†

Elevated PGRN extended survival of TDP-43 mutant mice



% Survival after onset
100
80
60
40
20
0
Disease duration (days)
0
100
200
300
400
500
600
**
TDP-43 transgenic mice
TDP-43 transgenic mice crossed with PGRN overexpressing mice†

† *PGRN increased to >2x endogenous levels*

- Elevated PGRN also prevented degeneration of large axon fibers in TDP-43 mice
- PGRN neuroprotection from pleiotropic effect, not single pathway

1. Reich et al. *Sci Transl Med.* 2024; 16(750); 2. Beel et al. *Mol Neurodegen.* 2018: 13:55.; Laird et al. *PLoS One* 2010; 5:e13368.

DKO, double gene knockout; *GRN,* granulin gene; PGRN, progranulin; TDP-43, transactive response DNA binding protein 43 kDa

20 | April 2026

PassageBio

• AAV delivery of functional GRN gene to express new PGRN, increasing levels both intra- and extra-cellularly • Preserves all natural pathways to properly traffic PGRN intracellularly where it is needed • ICM route of administration enables low doses of AAV and broad CNS biodistribution • Non-surgical, brief procedure (< 60 minutes) • Potential for a one-time therapy for patients • Durable elevation of CSF PGRN seen through 18 months1 PBFT02: Summary of Approach 21 April 2026 1. Interim data from upliFT-D as of January 26, 2026. A novel and potentially transformative therapy for FTD-GRN patients

Completed development of high-productivity, suspension-based manufacturing process Single production lot estimated to yield >1,000 doses1 with >70% full capsids Robust Manufacturing Process Aligned with the FDA on an analytical approach to establish comparability of suspension-based process Process Comparability Plan Developed assay and reached alignment with FDA on suitability of assay for PBFT02 release Functional Potency Assay Critical Manufacturing Milestones Achieved to Enable Late-Stage Development of PBFT02 22 April 2026 1. Estimated yield based on Dose 2.

Huntington’s Disease Preclinical Program

OVERVIEW • Fatal, monogenic, autosomal dominant neurodegenerative disease • Caused by trinucleotide (CAG) expansion in the huntingtin (HTT) gene resulting in mutant huntingtin (mHTT) protein expression • More than 200,000 people estimated to be at risk in the US1 CLINICAL SYMPTOMS • Symptom onset typically occurs between 30–50 years old • Characterized by progressive motor, cognitive, and behavioral deterioration, due to neuronal dysfunction then degeneration Huntington’s Disease: A Fatal Neurodegenerative Disease with No Disease-Modifying Therapy Average life expectancy after symptom onset is 15–20 years 24 April 2026 Motor deterioration Cognitive deterioration Behavioral deterioration 1. HDSA; Fisher and Hayden Mov Disord. 29:105-14, 2014.

Unaffected HD Is Caused By A Mutation In Huntingtin (HTT) Gene: A Stretch Of CAG Nucleotides Is Expanded CAG repeat expansion leads to production of mutant huntingtin protein (mHTT) 25 April 2026 Normal huntingtin gene, HTT, CAG </= 35 Mutant huntingtin gene, mHTT, CAG > 35 GLUTAMINES Exon 1 Exons 2–67 SHORT CAG HTT DNA LONG GLUTAMINE STRETCH HTT PROTEIN Exon 1 Exons 2–67 LONG CAG mHTT DNA mHTT PROTEIN Huntington’s Disease

DNA Repair (DR) Proteins Play a Key Role in CAG Repeat Expansion

In Huntington's disease (HD), the CAG repeat in the *HTT* gene can elongate over time, termed *somatic instability*

- CAG expansion above a certain threshold leads to neurodegeneration
- Longer CAG repeats associated with worse disease pathology
- CAG expansion occurs at different rates in different neurons, and is fastest in the caudate and putamen brain regions which degenerate first

MSH3, a DR protein, is a key driver of somatic instability

- In the presence of certain CAG motifs, MSH3 can erroneously incorporate CAGs into DNA, leading to CAG expansion
- In HD: certain genetic variants altering MSH3 function are associated with delayed onset and slowed progression[1]
- In HD mice: MSH3 is essential for CAG expansion, and MSH3 knock-down reduced somatic instability and HTT pathology[2,3]

1. Genetic Modifiers of Huntington's Disease (GeM-HD) Consortium, *Nat Genet*. 2025; 57:1426-36.
2. Dragileva E et. al, *Neurobio Dis*. 2009; 33:37-47. **3**. Mouro Pinto et. al, *Nat Genet*. 2025; 57:314-322.

26 | April 2026 PassageBio

Our Approach: Decrease MSH3 to Reduce Somatic Instability in the HTT Gene Program Status 27 April 2026 Developing a differentiated approach to decrease MSH3 expression via AAV delivery of a miRNA Proof-of-concept studies completed, with additional preclinical studies ongoing Plan to utilize an optimized intraparenchymal delivery approach • One-time delivery • Direct delivery to critical brain regions • Reduced total procedure time • Limited peripheral exposure to reduce safety risks

© 2026 Passage Bio. All rights reserved. passagebio.com Thank you!

Program Indication US/EU prevalence Discovery Preclinical Phase 1/2 Pivotal PBFT02 Frontotemporal dementia — GRN 18,0001-3 Frontotemporal dementia — C9orf72 21,0002-4 Unnamed Huntington’s disease 70,0005 Focused Pipeline Addressing Rare and Prevalent Neurodegenerative Indications 1. Greaves CV, et al. J Neurol 2019; 266:2075-2086. 2. Galvin JE, et al. Neurology 2017; 89:2049-2056. 3. Onyike CU, et al. Int Rev Psychiatry 2013; 25:130-137. 4. Moore KM, et al. Lancet Neurol 2020; 19: 145–156. 5. Crowell et al. Neuroepi. 2021; 55:361-368. 29 April 2026 ALS and Alzheimer’s disease represent additional pipeline expansion opportunities for PBFT02

LEADERSHIP TEAM Demonstrated Leadership BOARD OF DIRECTORS Maxine Gowen, Ph.D. Chairwoman Athena Countouriotis, M.D. Avenzo Therapeutics Derrell Porter, M.D. cTRL Therapeutics Dolan Sondhi, Ph.D. Weill Cornell Medicine Sandip Kapadia Former CFO Harmony Biosciences Thomas Kassberg Former CBO Ultragenyx William Chou, M.D. President and Chief Executive Officer Deep experience in rare disease, CNS disorders and genetic medicines Eden Fucci SVP Technical Operations Stuart Henderson Chief Business Officer William Chou, M.D. President and Chief Executive Officer Kathleen Borthwick Chief Financial Officer Karl Whitney, Ph.D. SVP Global Regulatory Affairs Sue Browne, Ph.D. Chief Scientific Officer 30 April 2026

Preclinical NHP: AAV1 Achieved the Highest Levels of CSF PGRN 31 April 2026 After ICM administration to NHPs: • AAV1 capsid resulted in CSF hPGRN levels 5x higher than AAVhu68 (an AAV9 variant) • Superior hPGRN response led to selection of AAV1 capsid for PBFT02 Rhesus macaques (n=2/gp) ICM-delivered AAV.hPGRN (3.3 x 1011 GC/g brain), day 0 *Size and duration of elevation muted by immune response to human PGRN. Shading: Healthy adult sample range for CSF PGRN, n = 61 (Passage Bio data) CSF, cerebrospinal fluid; GC, genome copies; ICM, intra-cisterna magna; NHP, non-human primate. Reference: Hinderer et al., Ann Clin Trans Neurol. 2020; 7:1843-1853. Human PGRN in NHP CSF Vector Comparison Healthy adult range Days BL 0 7 14 21 28 35 hPGRN *ng/mL) 80 70 60 50 40 30 20 10 0 AAV1.CB7.hGRN AAV5.CB7.hGRN AAVhu68.CB7.hGRN AAVhu68.UbC.hGRN

Preclinical NHP: ICM Administration of PBFT02 Led to Broad Distribution of Vector Throughout Brain/Spinal Cord

Vector Biodistribution in NHPs 90 Days Post-ICM PBFT02



GC/µg DNA
10⁷
10⁶
10⁵
10⁴
10³
10²
10¹
LLoQ
FCX
PCX
TCX
OCX
Hipp
Medulla
CBL
Cerv
Lumb
Thor
Cerv
Lumb
Thor
TRG
Cortex
DRG
Veh
Low
Medium
High dose

- Robust, dose-dependent vector delivery to cortical and sub-cortical brain regions affected in FTD
- NHP low dose, equivalent to clinical Dose 1 of PBFT02 in upliFT-D study, resulted in ~10^4 GC/µg DNA in all sampled areas throughout the brain

n=3/gp. Data are mean +/- SEM.

CBL, cerebellum; Cerv, cervical; DRG, dorsal root ganglion; FCX, frontal cortex; GC, genome copies; Hipp, hippocampus; ICM, intra-cisterna magna; LLoQ, lower limit of quantitation; Lumb, lumbar; OCX, occipital cortex; PCX, parietal cortex; TCX, temporal cortex; Thor, thoracic; TRG, trigeminal root ganglion; Veh, vehicle

32 | April 2026

PassageBio

Preclinical Grn–/– Mice: Expression of hPGRN Improved Lysosomal Dysfunction and Neuroinflammation in the Brain 33 April 2026 Greatest pathological benefit was associated with the highest PGRN levels in the CSF Lipofuscin deposition and microglial activation are hallmark pathologies seen in FTD; Improvements in both measures were seen in cerebral cortex, thalamus, and hippocampus after PBFT02 administration Grn–/– and WT mice (n=14-15/gp) ICV-administered PBFT02 or vehicle (V). Baseline controls were untreated mice on Day 1. Bars: mean +/- SEM. # ## p < 0.01, ### p < 0.005 vs WT control; *p < 0.05, ***p < 0.005 vs Grn-/-+ V , one-way ANOVA followed by Tukey’s multiple comparisons test. Grn, granulin gene; ICV, Intra-cerebroventricular; PGRN, progranulin; WT, wildtype Thalamus Lipofuscin Thalamus CD68 Immunohistochemistry PBFT02 Reduced Lipofuscin Deposition at All Doses, Suggesting Improved Lysosomal Dysfunction Dose-Dependent Elevations in CSF PGRN after PBFT02 Led to Progressive Reductions in Microglial Activation Lipofuscin Count 1000 800 600 400 200 0 Baseline Day 90 Baseline Day 90 CD68 Area (µm2 ) 5000 4000 3000 2000 1000 0 PBFT02 Dose 1 Dose 2 Dose 3 Dose 4 PBFT02 Dose 1 Dose 2 Dose 3 Dose 4 WT Grn-/- WT Grn-/- WT Grn-/- WT Grn-/- V V PBFT02 V V PBFT02